UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

VESTIN REALTY MORTGAGE II, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-125121	20-4028954
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8379 WEST SUNSET ROAD
LAS VEGAS, NEVADA 89113
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

Vestin Realty Trust II, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

Vestin Realty Mortgage II, Inc. announced today that its common stock will begin public trading on the Nasdaq National Market System at 9:30 A.M. EDT on Monday, May 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN REALTY MORTGAGE II, INC.

	By:	Vestin Mortgage, Inc., its sole manager

Date: April 28, 2006	By:	/s/ John Alderfer
John Alderfer
Chief Financial Officer